U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported) October 10, 2001

SAN HOLDINGS, INC.
(Exact name of Registrant as Specified in its Charter)

                                                         Colorado                                                          0-16423                                                                                 84-0907969
                                      (State or Other Jurisdiction                               (Commission File Number)                                                  (IRS Employer Identification Number)
                                       of Incorporation)

900 West Castleton Road, Suite 100, Castle Rock, Colorado 80104
(Address of Principal Executive Offices, Including Zip Code)

(303) 660-3933
(Registrant's Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.

        On October 10, 2001, Registrant announced it has entered into a nonbinding letter of intent with ITIS Services (“ITIS”), a privately-held company, pursuant to which ITIS would become a wholly-owned subsidiary of Registrant. The transaction is subject to completion of a definitive agreement and approval by their respective Boards of Directors and the satisfactory completion of due diligence and other conditions. The press release attached as Exhibit 99 includes the details of the announcement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (a)  Exhibits.

                     Exhibit 99   Press Release Dated October 10, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                 SAN HOLDINGS, INC.

Dated:      October 10, 2001                                                                  By: /s/ Holly J. Burlage
                                                                                                                       Holly J. Burlage, CFO
                                                                                                                       and Vice President